EXHIBIT 10.1

FIFTH AMENDMENT

THIS FIFTH AMENDMENT (the “Amendment”) is made and entered into effective as of the 16th day of December, 2019, by and between iMediCor Inc. d/b/a iCoreConnect, Inc. (“iCoreConnect”), a Nevada corporation, with principal offices at 13506 Summerport Village Parkway, Windermere, FL 32746,, and UNITED HEALTHCARE SERVICES INC. (“UHS”), a Minnesota corporation with offices at 9900 Bren Road East, Minnetonka, MN 55343.

RECITALS:

WHEREAS, ICDLogic assigned to iCoreConnect, and iCoreConnect assumed, all of ICDLogic’s rights, duties and obligations under the Service Provider Agreement and

SOW #1, as amended, effective as of November 30, 2017, and UHS consented to said assignment and assumption.

WHEREAS, the parties desire to further amend the Agreement and SOW #1 as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein, the parties agree as follows:

1.	The parties hereby agree that the term of SOW # 1 will be extended through and including December 31, 2020 (the “Extension Period”).

2.

 During the Extension Period, in full payment for services rendered under the Service Provider Agreement and SOW #1 during that period, iCoreConnect will submit monthly invoices to UHS in arrears, and UHS will pay said invoices to iCoreConnect, at a rate of $16.72/month/user plus a $10 one-time activation fee for new users during the billable month.

3.

For the avoidance of doubt, during the Extension Period UHS may terminate this SOW #1 for convenience by providing no less than one hundred twenty (120) days’ written notice, which may be delivered by hand, overnight delivery by a recognized carrier, or certified or registered mail, effective upon receipt.

4.	Except as set forth herein, the Service Provider Agreement and SOW#l shall remain in full force and effect.

[signatures on following page]

1

IN WITNESS WHEREOF, the parties set their hands as of the date first above written by their duly authorized representatives.

UNITED HEALTHCARE SERVICES, INC., on
behalf of itself and its affiliates

By:	/s/ John C Flood
Name:	John C Flood
Title:	ES&P IT Director

IMediCor Inc. d/b/a iCoreConnect Inc.

By:	/s/ Robert McDermott
Name:	Robert McDermott
Title:	CEO

2